UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): December 27, 2021

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Edgewater Dr #1880, Orlando, Florida	32804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IZEA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Adjournment of Meeting

On December 27, 2021, IZEA Worldwide, Inc. (the "Company") announced that it has engaged the services of Kingsdale Advisors to assist with obtaining adequate votes to achieve the required quorum of at least a majority of the outstanding shares of its common stock as of the record date (October 19, 2021) of the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) . The Company estimates that proxy solicitation fees payable to Kingsdale Advisors will total approximately $15,000.The Company previously announced that the Annual Meeting had been adjourned until 11:00 am (Eastern Standard Time) on Friday, January 14, 2022, due to lack of a quorum. The Annual Meeting was adjourned to allow the Company's stockholders additional time to vote on the proposals described in the Company's Proxy Statement for the Annual Meeting.

Stockholders will be able to attend the reconvened Annual Meeting in the same location as originally scheduled. Stockholders who have already voted do not need to recast their votes. Proxies previously submitted in respect to the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked. During the period of adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals for the Annual Meeting. The Company encourages all record date stockholders who have not yet voted to do so before Thursday, January 13, 2022 at 11:59 pm (Eastern Standard Time). Stockholders who have any questions or need assistance with the completion and delivery of their proxies, please contact our proxy solicitor, Kingsdale Advisors, by telephone at 1-800-775-1986 (stockholders) and 416-867-2272 (brokers, banks and other nominees), or by email at contactus@kingsdaleadvisors.com.

On December 27, 2021, the Company issued a press release announcing the engagement of Kingsdale Advisors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference therein.

Supplemental Disclosures to the Proxy Statement

On October 22, 2021, the Company filed with the Securities and Exchange Commission a definitive proxy statement (the "Original Filing") in connection with the solicitation of proxies by the Company for the Annual Meeting and filed a supplement to the Original Filing on November 2, 2021 (the "Supplement" and the Original Filing, as amended by the Supplement, the "Proxy Statement").

The Current Report on this Form 8-K (this "Form 8-K") is being filed to update and supplement the Proxy Statement. The information contained in this Form 8-K amends and is incorporated by reference into the Proxy Statement. Terms used in this Form 8-K but not otherwise defined shall have the meanings ascribed to such terms in the Proxy Statement. Except as specifically supplemented or amended by the information contained in this Form 8-K, all information in the Proxy Statement remains accurate and should be considered in voting your shares.

Participants in the Solicitation

The Company and its directors and employees may be deemed to be participants in the solicitation of proxies in respect of the Annual Meeting. The Company has also engaged Kingsdale Advisors, a proxy solicitation firm, to assist with obtaining adequate votes to achieve the required quorum of at least a majority of the outstanding shares of the Company’s common stock.

Item 9.01.       Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 27 2021, announcing engagement of Kingsdale Advisors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: December 27, 2021	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy Chief Executive Officer